Exhibit 10.28

SELLING AGREEMENT

This Selling Agreement (this “Agreement”) is entered into by and between Cottonwood Communities, Inc., a Maryland corporation (the “Issuer”), and [***], a Utah limited liability company (the “Dealer”), effective July 25, 2023 (the “Effective Date”) regarding the offering and sale by the Issuer of up to $10,000,000 in shares of Series 2023-A Preferred Stock (the “Securities”) in the Issuer (the “Offering”). Capitalized terms used herein and not otherwise defined herein shall have the same meaning as set forth in the Cottonwood Communities, Inc. Confidential Private Placement Memorandum dated July 25, 2023, including the exhibits, as may be amended or supplemented (the “Memorandum”).

1. Appointment of the Dealer.

1.1 On the basis of the representations, warranties and covenants herein contained, but subject to the terms and conditions herein set forth, the Dealer is hereby appointed and agrees to sell the Securities on a “best efforts” basis pursuant to: (i) Rule 506(b) of Regulation D (“Rule 506”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and (ii) applicable state blue sky exemptions. The Dealer hereby agrees to solicit, as an independent contractor and not as an agent of the Issuer or its affiliates, persons acceptable to the Issuer to purchase the Securities pursuant to the Instructions to Investors and Subscription Agreement for the Securities (the “Investment Agreement”) in connection with the Offering and in accordance with the terms of the Memorandum, and to diligently make inquiries as required by this Agreement, the Memorandum or applicable law with respect to prospective Investors (as defined below) in order to ascertain whether a purchase of the Securities is suitable for the Investor.

1.2 It is understood that no sale of the Securities shall be regarded as effective unless and until accepted by the Issuer, and the failure to accept a subscription for Securities shall relieve the Issuer and any other party of any obligation to pay the Dealer for any Securities rendered by it in connection with the sale of Securities under this Agreement or otherwise. The Issuer reserves the right in its sole discretion to accept or reject any Investment Agreement in whole or in part for a period of 30 days after receipt of the Investment Agreement. Any proposed subscription for the Securities not accepted within 30 days of receipt shall be deemed rejected. The Securities will be offered during a period commencing on the date of the Memorandum and continuing until the Offering Termination Date as defined in the Memorandum (the “Offering Period”).

1.3 Subject to the performance by the Issuer of all the obligations to be performed hereunder and to the completeness and accuracy of all the Issuer’s representations and warranties contained herein, the Dealer hereby agrees on the terms and conditions herein set forth to use its best efforts during the Offering Period to find qualified investors (the “Investors”) for the Securities.

1.4 In accordance with the instructions set forth in the Investment Agreement, all Investment Agreements and all payments by Investors for the Securities (“Subscription Payments”) received by the Dealer with respect to any Investment Agreement shall be transmitted as set forth in the Investment Agreement.

2. Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Dealer that:

2.1 The Issuer has been duly organized and is validly existing as a corporation in good standing under the laws of the state of Maryland, has all requisite power and authority to enter into this Agreement and has all requisite power and authority to conduct its business as described in the Memorandum.

2.2 No defaults exist in the due performance or observance of any material obligation, term, covenant or condition of any agreement or instrument to which the Issuer is a party or by which it is bound.

2.3 Subject to Section 3.3, the Memorandum does not include nor will it include, through the Offering Termination Date, any untrue statement of a material fact nor does it or will it omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

2.4 No consent, approval, authorization or other order of any governmental authority is required in connection with the execution or delivery by the Issuer of this Agreement or the issuance and sale by the Issuer of the Securities, except such as may be required under the Securities Act or applicable state securities laws.

2.5 At the time of the issuance of the Securities, the Securities will have been duly authorized and validly issued, and upon payment therefor, will be fully paid and nonassessable and will conform to the description thereof contained in the Memorandum.

2.6 As of the Effective Date and at the time of any sale of the Securities (each, an “Applicable Date”), none of (i) the Issuer, (ii) any predecessor of the Issuer, (iii) any affiliated issuer of the Issuer, (iv) any director, executive officer, other officer participating in the Offering, general partner or managing member of the Issuer, (v) any beneficial owner of 20% or more of the Issuer’s outstanding voting equity securities, calculated on the basis of voting power or (vi) any promoter connected with the Issuer in any capacity at the time of the sale of the Securities:

2.6.1 Has been convicted, within 10 years of any Applicable Date of any felony or misdemeanor that was:

(a) In connection with the purchase or sale of any security;

(b) Involving the making of any false filing with the Securities and Exchange Commission (the “SEC”); or

(c) Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities.

2.6.2 Is subject to any order, judgment or decree of any court of competent jurisdiction, entered within 5 years before any Applicable Date, that, as of such Applicable Date, restrains or enjoins such person from engaging or continuing in any conduct or practice:

(a) In connection with the purchase or sale of any security;

(b) Involving the making of any false filing with the SEC; or

(c) Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities.

2.6.3 Is subject to a final order of a state securities commission (or an agency or officer of a state performing like functions), a state authority that supervises or examines banks, savings associations or credit unions, a state insurance commission (or an agency or officer of a state performing like functions), an appropriate federal banking agency, the U.S. Commodity Futures Trading Commission or the National Credit Union Administration that:

(a) As of any Applicable Date, bars the person from:

(i) Association with an entity regulated by such commission, authority, agency or officer;

(ii) Engaging in the business of securities, insurance or banking; or

(iii) Engaging in savings association or credit union activities; or

(b) Constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative or deceptive conduct entered within 10 years before any Applicable Date.

2.6.4 Is subject to an order of the SEC pursuant to sections 15(b) or 15B(c) of the Securities Exchange Act of 1934 (the “Exchange Act”) or section 203(e) or (f) of the Investment Advisers Act of 1940 (the “Investment Advisers Act”) that, as of any Applicable Date:

(a) Suspends or revokes such person’s registration as a broker, dealer, municipal securities dealer or investment adviser;

(b) Places limitations on the activities, functions or operations of such person; or

(c) Bars such person from being associated with any entity or from participating in the offering of any penny stock.

2.6.5 Is subject to any order of the SEC entered within 5 years before any Applicable Date, that, as of such Applicable Date, orders the person to cease and desist from committing or causing a violation or future violation of:

(a) Any scienter-based anti-fraud provisions of the federal securities laws including, without limitation, section 17(a)(1) of the Securities Act, section 10(b) of the Exchange Act and 17 CFR 240.10b-5, section 15(c)(1) of the Exchange Act and section 206(1) of the Investment Advisers Act, or any other rule or regulation thereunder; or

(b) Section 5 of the Securities Act.

2.6.6 Is suspended or expelled from membership in, or suspended or barred from association with, a member of a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.

2.6.7 Has filed (as a registrant or issuer), or was or was named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that, within 5 years of any Applicable Date, was the subject of a refusal order, stop order or order suspending the Regulation A exemption or, is, as of any Applicable Date, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued.

2.6.8 Is subject to a United States Postal Service false representation order entered within 5 years before any Applicable Date, or is, as of any Applicable Date, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

2.6.9 The Issuer agrees to immediately notify the Dealer if there is a violation or potential violation of the representations set forth in this Section 2.6 during the Offering Period.

2.7 The representations and warranties made in this Section 2 are made as of the date hereof and shall be continuing representations and warranties throughout the Offering Period. In the event that any of these representations or warranties becomes untrue or is incorrect, the Issuer will immediately notify the Dealer in writing of the fact which makes the representation or warranty untrue or incorrect.

3. Duties and Obligations of the Issuer. The Issuer agrees that:

3.1 The Issuer will deliver to the Dealer such numbers of copies of the Memorandum and any amendment or supplement thereto, with all appendices thereto, as the Dealer may reasonably request for the purposes contemplated by federal and applicable state securities laws. The Issuer also will deliver to the Dealer such number of copies of any printed sales literature or other materials as the Dealer may reasonably request in connection with the Offering.

3.2 The Issuer will comply with all requirements imposed upon it by the rules and regulations of the SEC, and by all applicable state securities laws and regulations, to permit the continuance of offers and sales of the Securities, in accordance with the provisions of this Agreement and the Memorandum, and will amend or supplement the Memorandum in order to make the Memorandum comply with the requirements of federal and applicable state securities laws and regulations.

3.3 If at any time any event occurs as a result of which the Memorandum would include an untrue statement of a material fact or, in view of the circumstances under which it was made, omit to state any material fact necessary to make the statements therein not misleading, the Issuer will notify the Dealer thereof, effect the preparation of an amendment or supplement to the Memorandum which will correct such statement or omission, and deliver to the Dealer as many copies of such amendment or supplement to the Memorandum as the Dealer may reasonably request.

3.4 The Issuer will apply the net proceeds from the Offering received by it in the manner set forth in the Memorandum.

3.5 Subject to the Dealer’s actions and the actions of others in connection with the Offering, the Issuer will comply with all requirements imposed upon it by Rule 506, the regulations thereunder and applicable state securities laws. The Issuer will timely file a Form D with the SEC and state securities regulators when required. Upon request, the Issuer will furnish to the Dealer a copy of such papers filed by the Issuer in connection with any such exemption.

3.6 The Issuer will furnish the holders of the Securities with the reports described in the Memorandum under “Reports,” and will deliver to the Dealer a copy of each such report at the time that such reports are furnished to the holders of the Securities, and such other information concerning the Issuer, as may reasonably be requested.

3.7 In order to use electronic delivery of the Offering documents, the Issuer will:

3.7.1 Provide a form of consent to electronic delivery to be signed by prospective Investors; and

3.7.2 Comply with Sections I(A)1 (b) – (e), I(A)2(d), I(B)2, and I(C), (E), (G), (H), (I) and (J) of the NASAA Statement of Policy Regarding Use of Electronic Offering Documents and Electronic Signatures.

3.8 In order to use electronic signatures, the Issuer will (i) retain electronically signed documents in compliance with applicable laws and regulations, (ii) not condition participation in the Offering on the use of electronic signatures, (iii) maintain written policies and procedures covering the use of electronic signatures and (iv) provide a form of consent to electronic signatures to be signed by prospective Investors.

4. Representations and Warranties of the Dealer. The Dealer represents and warrants to the Issuer that:

4.1 The Dealer is a duly organized Utah limited liability company in good standing and has all requisite power and authority to enter into this Agreement.

4.2 This Agreement, when executed by the Dealer, will have been duly authorized and will be a valid and binding agreement of the Dealer, enforceable in accordance with its terms.

4.3 The consummation of the transactions contemplated herein and those contemplated by the Memorandum will not result in a breach or violation of any order, rule or regulation directed to the Dealer by any court, the Financial Industry Regulatory Authority, Inc. (“FINRA”) or any federal or state regulatory body or administrative agency having jurisdiction over the Dealer or its affiliates.

4.4 The Dealer hereby confirms that it (i) is a member in good standing of FINRA, (ii) is qualified and duly registered to act as a broker-dealer within all states in which it will sell the Securities, (iii) is a broker-dealer duly registered with the SEC pursuant to the Exchange Act and (iv) will maintain all such registrations and qualifications in good standing for the duration of the Dealer’s involvement in the Offering. The Dealer agrees to immediately notify the Issuer if it ceases to be a member of FINRA in good standing. The Dealer will comply with all applicable laws, regulations, requirements and rules of the Securities Act, the Exchange Act, applicable state law and FINRA. The Dealer has all required licenses and permits.

4.5 The Dealer has reasonable grounds to believe, based on information made available to it by the Issuer, that all material facts are adequately and accurately disclosed in the Memorandum and provide an adequate basis for evaluating an investment in the Securities.

4.6 The Dealer agrees that the Dealer will not offer the Securities for sale to any Investor with whom the Dealer does not have a substantive, pre-existing relationship prior to the date the Dealer first learned of the Offering and will maintain reasonable documentation thereof.

4.7 This Agreement, or any supplement or amendment hereto, may be filed by the Issuer with the SEC or FINRA, if such filing should be required, and may be filed with, and may be subject to the approval of any applicable federal and applicable state securities regulatory agencies, if required.

4.8 No agreement will be made by the Dealer with any person permitting the resale, repurchase or distribution of the Securities purchased by such person.

4.9 The Dealer has established and implemented anti-money-laundering compliance programs, in accordance with FINRA Rule 3310, Section 352 of the Money Laundering Abatement Act and Section 326 of the Patriot Act of 2001.

4.10 As of any Applicable Date, none of (i) the Dealer, (ii) any general partner or managing member of the Dealer, (iii) any director, executive officer, other officer participating in the Offering, general partner or managing member of the Dealer or (iv) any person associated with the Dealer that has been or will be paid (directly or indirectly) remuneration for solicitation of Investors in connection with the sale of the Securities and directly paid by the Dealer:

4.10.1 Has been convicted, within 10 years of any Applicable Date of any felony or misdemeanor that was:

(a) In connection with the purchase or sale of any security;

(b) Involving the making of any false filing with the SEC; or

(c) Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities.

4.10.2 Is subject to any order, judgment or decree of any court of competent jurisdiction, entered within 5 years before any Applicable Date, that, as of such Applicable Date, restrains or enjoins such person from engaging or continuing in any conduct or practice:

(a) In connection with the purchase or sale of any security;

(b) Involving the making of any false filing with the SEC; or

(c) Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities.

4.10.3 Is subject to a final order of a state securities commission (or an agency or officer of a state performing like functions), a state authority that supervises or examines banks, savings associations or credit unions, a state insurance commission (or an agency or officer of a state performing like functions), an appropriate federal banking agency, the U.S. Commodity Futures Trading Commission or the National Credit Union Administration that:

(a) As of any Applicable Date, bars the person from:

(i) Association with an entity regulated by such commission, authority, agency or officer;

(ii) Engaging in the business of securities, insurance or banking; or

(iii) Engaging in savings association or credit union activities; or

(b) Constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative or deceptive conduct entered within 10 years before any Applicable Date.

4.10.4 Is subject to an order of the SEC pursuant to sections 15(b) or 15B(c) of the Exchange Act or section 203(e) or (f) of the Investment Advisers Act that, as of any Applicable Date:

(a) Suspends or revokes such person’s registration as a broker, dealer, municipal securities dealer or investment adviser;

(b) Places limitations on the activities, functions or operations of such person; or

(c) Bars such person from being associated with any entity or from participating in the offering of any penny stock.

4.10.5 Is subject to any order of the SEC entered within 5 years before any Applicable Date, that, as of such Applicable Date, orders the person to cease and desist from committing or causing a violation or future violation of:

(a) Any scienter-based anti-fraud provisions of the federal securities laws including, without limitation, section 17(a)(1) of the Securities Act, section 10(b) of the Exchange Act and 17 CFR 240.10b-5, section 15(c)(1) of the Exchange Act and section 206(1) of the Investment Advisers Act, or any other rule or regulation thereunder; or

(b) Section 5 of the Securities Act.

4.10.6 Is suspended or expelled from membership in, or suspended or barred from association with, a member of a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.

4.10.7 Has filed (as a registrant or issuer), or was or was named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that, within 5 years of any Applicable Date, was the subject of a refusal order, stop order or order suspending the Regulation A exemption or, is, as of any Applicable Date, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued.

4.10.8 Is subject to a United States Postal Service false representation order entered within 5 years before any Applicable Date, or is, as of any Applicable Date, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

4.10.9 The Dealer agrees to immediately notify the Issuer if there is a violation or potential violation of the representations set forth in this Section 4.10 during the Offering Period.

4.11 The Dealer will provide each prospective Investor with a numbered copy of the Memorandum during the course of the Offering and before sale, and advise each such prospective Investor at the time of the initial offering to such Investor that the Issuer and/or its agents and consultants will, during the course of the Offering and prior to any sale, accord said Investor and its purchaser representative, if any, the opportunity to ask questions of and to receive answers from the Issuer and/or its agents and consultants concerning the terms and conditions of the Offering and to obtain any additional information, which information is possessed by the Issuer or may be obtained by it without unreasonable effort or expense and which is necessary to verify the accuracy of the information contained in the Memorandum.

4.12 In recommending to an Investor the purchase or sale of the Securities, the Dealer shall have reasonable grounds to believe, and does believe, on the basis of information obtained from the prospective Investor concerning its investment objectives, other investments, financial situation and needs, and any other information known by the Dealer, that:

4.12.1 The prospective Investor meets the Investor Suitability Requirements set forth in the Memorandum and the acquisition of Securities is otherwise a suitable investment for such Investor as may be required by all applicable laws, rules and regulations;

4.12.2 The prospective Investor is or will be in a financial position appropriate to enable the Investor to realize to a significant extent the benefits described in the Memorandum;

4.12.3 The prospective Investor has a fair market net worth, income and liquidity sufficient to sustain the risks inherent in an investment in the Securities, including, but not limited to, the total loss of the investment, lack of liquidity and other risks described in the Memorandum; and

4.12.4 An investment in the Securities is otherwise suitable for the prospective Investor.

4.12.5 Nothing in this Section 4.12 shall be construed to relieve the Dealer of its suitability obligations under FINRA Rule 2111.

4.13 Before executing a purchase transaction in the Securities, the Dealer will inform the prospective Investor and its purchaser representative, if any, of all pertinent facts relating to the illiquidity and lack of marketability of the Securities, as appropriate, during the term of the investment.

4.14 The Dealer shall not distribute any material to prospective Investors that is marked “Financial Advisor Use Only” or “Broker-Dealer Use Only,” or any other due diligence material related to the Offering received by the Dealer.

4.15 With respect to solicitation:

4.15.1 The Dealer will conduct all solicitation and sales efforts in conformity with Rule 506, and exemptions available under applicable state law and conduct reasonable investigation to ensure that all prospective Investors are not (i) listed on the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Asset Control, Department of the Treasury (“OFAC”) pursuant to Executive Order No. 133224, 66 Fed. Reg. 49079 (September 25, 2001) and/or on any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable enabling legislation or other Executive Orders in respect thereof (such lists are collectively referred to as “Lists”) or (ii) owned or controlled by, nor act for or on behalf of, any person or entity on the Lists.

4.15.2 The parties agree to promptly provide to the other party copies of any written or otherwise documented complaints from customers of the Dealer received by such party relating in any way to the Offering (including, but not limited to, the manner in which the Securities are offered by the Dealer).

4.16 The representations and warranties made in this Section 4 are and shall be continuing representations and warranties throughout the Offering Period. In the event that any of these representations or warranties becomes untrue, the Dealer will immediately notify the Issuer in writing of the fact which makes the representation or warranty untrue.

5. Duties and Obligations of the Dealer.

5.1 The Dealer will serve in a “best efforts” capacity in the offering, sale and distribution of the Securities. The Dealer will offer the Securities as an independent contractor and not as an agent of the Issuer. The Dealer shall have no authority to appoint any person or other entity as an agent or sub-agent of the Dealer or the Issuer.

5.2 The Dealer shall not execute any transaction in which an Investor invests in the Securities in a discretionary account without prior written approval of the transaction by the Investor.

5.3 The Dealer will comply in all respects with the subscription procedures and plan of distribution set forth in the Memorandum. Further, the Dealer agrees that although it may receive due diligence and other information regarding the Offering from the Issuer in electronic form, the Dealer will not distribute to any prospective Investor or any other person any such material.

5.4 In the event the Dealer receives any customer funds for the Securities, the Dealer will transmit such customer funds, not later than noon of the next business day following receipt of such funds for the Securities, to the Issuer or such bank as determined by the Issuer. The Dealer shall maintain all funds in accordance with SEC Rule 15c2-4.

5.5 The Dealer shall complete all steps necessary to permit the Dealer to perform its obligations under this Agreement pursuant to exemptions available under applicable federal law and applicable state laws. The Dealer shall conduct all of its solicitation and sales efforts in conformity with Rule 506 (including the limitation on general solicitation), and exemptions available under applicable state law.

5.6 The Dealer shall notify the Issuer of Investment Agreements it receives within 2 business days of receipt so that the Issuer may make any required federal or state law filings.

5.7 The Dealer will furnish to the Issuer upon request a complete list of all persons who have been sold the Securities (including the corresponding number of the Memorandum delivered to such person) and such persons’ places of residence.

5.8 The Dealer will immediately bring to the attention of the Issuer any circumstance or fact which causes the Dealer to believe the Memorandum, or any other literature distributed pursuant to the Offering, or any information supplied by prospective Investors in their subscription materials, may be inaccurate or misleading.

5.9 The Dealer will terminate the Offering upon request of the Issuer at any time and will, subject to the Dealer’s due diligence and desire to continue to act as managing broker-dealer for the Offering, resume the Offering upon the subsequent request of the Issuer.

5.10 Neither the Dealer nor any of its employees, agents or representatives shall give any information or make any representation other than those contained in the Memorandum or in any supplemental sales literature furnished by the Dealer or the Issuer for the use in making solicitations in connection with the offer and sale of the Securities.

5.11 The Dealer further agrees that it is solely responsible for performing adequate due diligence, and agrees to perform adequate due diligence as required by federal law, state law and/or FINRA.

5.12 The Dealer, as agent of the Issuer, agrees that if it uses electronic signatures in connection with the Offering, it will:

5.12.1 Receive a prospective Investor’s prior, informed consent to obtain the use of electronic signatures in the form provided by the Issuer;

5.12.2 Comply with all of the provisions of the Policy Regarding Use of Electronic Signatures included in the NASAA Statement of Policy Regarding Use of Electronic Offering Documents and Electronic Signatures; and

5.12.3 Comply with any requirements set forth in Regulation D of the Securities Act.

5.13 The Dealer will:

5.13.1 Maintain written policies and procedures covering the use of electronic offering documents;

5.13.2 Store the electronic offering documents in a non-rewriteable and non-erasable format;

5.13.3 Comply with any additional requirements imposed on the Issuer as set forth in Section 3.7, to the extent within its control; and

5.13.4 Take prompt action in the event of a security breach to (i) identify and locate the breach, (ii) secure the affected information, (iii) suspend the use of the particular device or technology that has been compromised until information security has been restored and (iv) provide notice of the security breach to any Investor whose confidential personal information has been improperly accessed in connection with the security breach. Compliance with this item after the discovery of a security breach or any other breach of personal information shall not substitute or in any way affect other requirements or obligations, including notification, imposed on the Dealer pursuant to applicable laws, regulations, or standards.

5.13.5 The Dealer will keep records in compliance with the requirements imposed by (i) federal and state securities laws and the rules and regulations thereunder and (ii) the applicable rules of FINRA. The Dealer shall retain its records and make available to the Issuer, for a period of at least 6 years following the Offering Termination Date, information establishing that (i) each person who purchases the Securities pursuant to an Investment Agreement solicited by the Dealer is within the permitted class of Investors under the requirements of the jurisdiction in which such Investor is a resident, (ii) each person meets the suitability requirements set forth in the Memorandum and the Investment Agreement and (iii) each person is suitable for such investment and the basis on which such suitability determination was made. The Dealer shall also make its records regarding suitability available to representatives of the SEC and FINRA and applicable state securities administrators upon the Issuer’s request.

6. Compensation.

6.1 Subject to Section 7, as compensation for services rendered by the Dealer under this Agreement, the Dealer will be entitled to receive from the Issuer:

6.1.1 a wholesaler fee in an amount up to 2.0% (which may be reduced or eliminated to the extent that the wholesaler fee due with respect to an Investor’s investment in Securities is reduced or eliminated) of the purchase price of the Securities sold in the Offering (the “Total Sales”), which it may reallow to certain wholesalers, all of whom are internal to the Advisor or its affiliates; provided, however, that this amount will be reduced to the extent a lower wholesaler rate is negotiated with the Dealer and the wholesaler rate will be the lower agreed upon rate; and

6.1.2 a placement fee in an amount up to 0.75% of the Total Sales.

6.2 Notwithstanding the foregoing provisions of this Section 6, the Issuer reserves the right, in its sole discretion, to refuse to accept any or all Investment Agreements tendered by the Dealer and/or to terminate the Offering at any time before the Offering Termination Date.

7. Conditions to Payment of Commissions, Allowances and Expense Reimbursements.

7.1 No selling commissions, allowances, expense reimbursements or other compensation will be payable with respect to (i) any Investment Agreements that are rejected by the Issuer, or if the Issuer terminates the Offering for any reason whatsoever, or (ii) any sale of the Securities by the Dealer unless and until such time as the Issuer has received and accepted the total proceeds of any such sale.

7.2 Except as provided in Section 16, all other expenses incurred by the Dealer in the performance of the Dealer’s obligations hereunder, including, but not limited to, expenses related to the Offering of the Securities and any attorneys’ fees, shall be at the Dealer’s sole cost and expense, and the foregoing shall apply notwithstanding the fact that the Offering is not consummated for any reason.

8. Offering. The Offering of the Securities shall be at the offering price and upon the terms and conditions set forth in the Memorandum.

9. Indemnification by the Issuer.

9.1 Subject to the conditions set forth below, the Issuer, with respect to the Offering, agrees to indemnify, defend and hold harmless the Dealer and its owners, managers, members, trustees, partners, directors, officers, employees, agents, attorneys and accountants (the “Dealer Parties”) against any and all loss, liability, claim, damage and expense whatsoever (“Loss”) arising out of or based upon:

9.1.1 Any untrue statement or alleged untrue statement of a material fact contained in the Memorandum, or in any application or other document filed in any jurisdiction in order to qualify the Securities under or exempt the Offering of the Securities from the registration or qualification requirements of the securities laws thereof unless any of the Dealer Parties know such statement to be untrue;

9.1.2 The omission or alleged omission from the Memorandum of a material fact required to be stated therein or necessary to make the statements therein not misleading unless any of the Dealer Parties know such statement to be untrue;

9.1.3 The failure of the Issuer as a result of its acts or omissions to comply with any of the applicable provisions of the Securities Act, Rule 506 or the regulations thereunder, or any applicable state laws or regulations;

9.1.4 Any verbal or written representations made in connection with the Offering by the Issuer in violation of the Securities Act, or any other applicable federal or state securities laws and regulations; or

9.1.5 The breach by the Issuer of any term, condition, representation, warranty or covenant in this Agreement.

9.2 If any action is brought against any of the Dealer Parties in respect of which indemnity may be sought hereunder, the Dealer shall promptly notify the Issuer in writing of the institution of such action, and the Issuer shall assume the defense of such action; provided, however, that the failure to notify the Issuer shall not affect the provisions in this Section 9 except to the extent such failure to notify the Issuer has a material and adverse effect on the defense of such claims. The affected Dealer Parties shall have the right to employ counsel in any such case. The reasonable fees and expenses of such counsel shall be at the Issuer’s expense and authorized in writing by the Issuer.

9.3 The Issuer agrees to promptly notify the Dealer of the commencement of any litigation or proceedings against the Issuer or any of its managers, members, partners, officers, directors, employees, agents, attorneys, accountants and affiliates in connection with the Offering.

9.4 The indemnity provided to the Dealer pursuant to this Section 9 shall not apply to the extent that any Loss arises out of or is based upon:

9.4.1 any untrue statement or alleged untrue statement of material fact made by the Dealer or any agent of the Dealer, or any omission or alleged omission of a material fact required to be disclosed by the Dealer or any agent of the Dealer made in reliance upon and in conformity with written information furnished to the Issuer by the Dealer specifically for use in the preparation of the Memorandum (or any amendment or supplement thereto) or any sales literature;

9.4.2 the failure to qualify the offer and sale of Securities for an exemption from registration under the Securities Act and applicable state securities laws, rules or regulations caused by an action or omission of the Dealer;

9.4.3 the offer or sale by the Dealer of a Security to a retail customer of the Dealer who fails to meet the standards regarding suitability under any applicable federal, state, or FINRA laws, rules, and regulations; or

9.4.4 the breach by the Dealer of any term, condition, representation, warranty, obligation or covenant in this Agreement.

10. Indemnification by the Dealer.

10.1 Subject to the conditions set forth below, the Dealer agrees to indemnify, defend and hold harmless the Issuer and its owners, managers, members, trustees, partners, directors, officers, employees, agents, attorneys and accountants (the “Issuer Parties”), against any and all Loss arising out of or based upon:

10.1.1 Any verbal or written representations made in connection with the Offering by the Dealer, its employees or affiliates in violation of the Securities Act, or any other applicable federal or state securities laws and regulations;

10.1.2 Any use of sales materials or use of unauthorized verbal representations by the Dealer, its employees or affiliates concerning the Offering in violation of this Agreement or otherwise;

10.1.3 The Dealer’s failure to comply with any of the applicable provisions of the Securities Act, the Exchange Act, Rule 506, the applicable requirements and rules of FINRA, or any applicable state laws or regulations;

10.1.4 The breach by the Dealer of any term, condition, representation, warranty, obligation or covenant in this Agreement;

10.1.5 The failure by any Investor to comply with the Investor Suitability Requirements set forth in the section captioned “Who May Invest” in the Memorandum; or

10.1.6 Any electronic signatures and/or stamped signatures in any form which have been used, obtained or relied upon by the Dealer with respect to this Agreement or any Investment Agreement.

10.2 If any action is brought against any of the Issuer Parties in respect of which indemnity may be sought hereunder, the Issuer shall promptly notify the Dealer in writing of the institution of such action, and the Dealer shall assume the defense of such action; provided, however, that the failure to notify the Dealer shall not affect the provisions in this Section 10 except to the extent such failure to notify the Dealer has a material and adverse effect on the defense of such claims. The affected Issuer Parties shall have the right to employ counsel in any such case. The reasonable fees and expenses of such counsel shall be at the Dealer’s expense and authorized in writing by the Dealer.

10.3 The Dealer agrees to promptly notify the Issuer of the commencement of any material litigation or proceedings against the Dealer or any of Dealer’s managers, members, partners, officers, directors, employees, agents, attorneys, accountants and affiliates in connection with the Offering.

10.4 The indemnity provided to the Issuer pursuant to this Section 10 shall not apply to the extent that any Loss arises out of or is based upon:

10.4.1 any untrue statement or alleged untrue statement of material fact made by the Issuer or any agent of the Issuer (other than the Dealer), or any omission or alleged omission of a material fact required to be disclosed by the Issuer or any agent of the Issuer (other than the Dealer);

10.4.2 the failure to qualify the offer and sale of Securities for an exemption from registration under the Securities Act and applicable state securities laws, rules or regulations caused by an action or omission of the Issuer; or

10.4.3 the breach by the Issuer of any term, condition, representation, warranty, obligation or covenant in this Agreement.

11. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided pursuant to Sections 9 and 10 is for any reason held to be unavailable from the Issuer or the Dealer, as the case may be, the Issuer and the Dealer shall contribute to the aggregate Loss (including any amount paid in settlement of any action, suit, or proceeding or any claims asserted) in such amounts as a court of competent jurisdiction may determine (or in the case of settlement, in such amounts as may be agreed upon by the parties) in such proportion to reflect the relative fault of the Issuer and the Dealer and their respective owners, managers, members, trustees, partners, directors, officers, employees, agents, attorneys and accountants in connection with the events described in Sections 9 and 10, as the case may be, which resulted in such Loss, as well as any other equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer and the Dealer and their respective owners, managers, members, trustees, partners, directors, officers, employees, agents, attorneys and accountants and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such omission or statement. The parties and any person who controls the Dealer shall also have rights to contribution under this Section 11.

12. Compliance. All actions, direct or indirect, by the Dealer and its agents, members, employees and affiliates, shall conform to (i) requirements applicable to broker-dealers under federal and applicable state securities laws, rules and regulations, and (ii) applicable requirements and rules of FINRA.

13. Privacy Act. To protect Customer Information (as defined below) and to comply as may be necessary with the requirements of the Gramm-Leach-Bliley Act, the relevant state and federal regulations pursuant thereto and state privacy laws, the parties wish to include the confidentiality and non-disclosure obligations set forth herein.

13.1 “Customer Information” means any information contained on a customer’s application or other form and all nonpublic personal information about a customer that a party receives from the other party. Customer Information shall include, but not be limited to, name, address, telephone number, social security number, health information and personal financial information (which may include consumer account number).

13.2 The parties understand and acknowledge that they may be financial institutions subject to applicable federal and state customer and consumer privacy laws and regulations, including Title V of the Gramm-Leach-Bliley Act (15 U.S.C. 6801, et seq.) and regulations promulgated thereunder (collectively, the “Privacy Laws”), and any Customer Information that one party receives from the other party is received with limitations on its use and disclosure. The parties agree that they are prohibited from using the Customer Information received from the other party other than (i) as required by law, regulation or rule, or (ii) to carry out the purposes for which one party discloses Customer Information to the other party pursuant to this Agreement, as permitted under the use in the ordinary course of business exception to the Privacy Laws.

13.3 The parties shall establish and maintain safeguards against the unauthorized access, destruction, loss, or alteration of Customer Information in their control which are no less rigorous than those maintained by a party for its own information of a similar nature. In the event of any improper disclosure of any Customer Information, the party responsible for the disclosure will immediately notify the other party.

13.4 The provisions of this Section 13 shall survive the termination of this Agreement.

14. Anti-Money Laundering Compliance Programs. The Dealer represents that the Dealer has established and implemented an anti-money laundering (“AML”) compliance program (“AML Program”), in accordance with FINRA Rule 3310 and Section 352 of the Money Laundering Abatement Act, the Bank Secrecy Act, as amended, and Section 326 of the Patriot Act of 2001, which are reasonably expected to detect and cause reporting of suspicious transactions in connection with the sale of Securities. In addition, the Dealer represents that it has established and implemented a program (“OFAC Program”) for compliance with OFAC and will continue to maintain its OFAC Program during the term of this Agreement. Upon request by the Issuer at any time, the Dealer hereby agrees to (i) furnish a copy of its AML Program and OFAC Program to the Issuer for review and (ii) furnish a copy of the findings and any remedial actions taken in connection with the Dealer’s most recent independent testing of its AML Program and/or its OFAC Program.

The parties acknowledge that for the purposes of the FINRA rules the Investors who purchase Securities through the Dealer are “Customers” of the Dealer. Nonetheless, to the extent that the Issuer deems it prudent, the Dealer shall cooperate with the Issuer’s auditing and monitoring of the Dealer’s AML Program and its OFAC Program by providing, upon request, information, records, data and exception reports, related to the Issuer’s investors introduced to, and serviced by, the Dealer (the “Customers”). Such documentation could include, among other things: (i) copies of the Dealer’s AML Program and its OFAC Program, (ii) documents maintained pursuant to the Dealer’s AML Program and its OFAC Program related to the Customers, (iii) any suspicious activity reports filed related to the Customers, (iv) audits and any exception reports related to the Dealer’s AML activities and (v) any other files maintained related to the Customers. In the event that such documents reflect, in the opinion of the Issuer, a potential violation of any Issuer, its AML or OFAC requirements, the Dealer will permit the Issuer to further inspect relevant books and records related to the Customers (with respect to the Offering) and/or the Dealer’s compliance with AML or OFAC requirements. Notwithstanding the foregoing, the Dealer shall not be required to provide to the Issuer any documentation that, in the Dealer’s reasonable judgment, would cause the Dealer to lose the benefit of attorney-client privilege or other privilege which it may be entitled to assert relating to the discoverability of documents in any civil or criminal proceedings. The Dealer hereby represents that it is currently in compliance with all AML rules and all OFAC requirements, specifically including, but not limited to, the Customer Identification Program requirements under Section 326 of the USA PATRIOT Act. The Dealer hereby agrees, upon request by the Issuer to (i) provide an annual certification to the Issuer that, as of the date of such certification (A) its AML Program and its OFAC Program are consistent with the AML Rules and OFAC requirements, (B) it has continued to implement its AML Program and its OFAC Program and (C) it is currently in compliance with all AML Rules and OFAC requirements, specifically including, but not limited to, the Customer Identification Program requirements under Section 326 of the USA PATRIOT Act and (ii) perform and carry out, on behalf of the Issuer, the Customer Identification Program requirements in accordance with Section 326 of the USA PATRIOT Act and applicable SEC and Treasury Department Rules thereunder.

15. Representations and Agreements to Survive Sale and Payment. Except as the context otherwise requires, all representations, warranties and agreements contained in this Agreement shall be deemed to be representations, warranties and agreements at and as of the Offering Termination Date, and such representations, warranties and agreements by the Dealer or the Issuer, including the indemnity agreements contained in Sections 9 and 10 and the contribution agreements contained in Section 11 shall remain operative and in full force and effect regardless of any investigation made by the Dealer, the Issuer and/or any controlling person, and shall survive the sale of, and payment for, the Securities.

16. Costs of the Offering. Except for the compensation payable to the Dealer and the allowances and reimbursements described in Section 6, which are the sole obligations of the Issuer or its affiliates, the Dealer will pay all of its own costs and expenses, including, but not limited to, all expenses necessary for the Dealer to remain in compliance with any applicable federal, state or FINRA laws, rules or regulations in order to participate in the Offering as a broker-dealer, and the fees and costs of the Dealer’s counsel. The Issuer agrees to pay all other expenses incident to the performance of its obligations hereunder, including all expenses incident to filings with federal and state regulatory authorities and to the exemption of the Securities under federal and state securities laws, including fees and disbursements of the Issuer’s counsel, and all costs of reproduction and distribution of the Memorandum and any amendment or supplement thereto.

17. Electronic Delivery of Information; Electronic Processing of Subscriptions.

17.1 Pursuant to this Agreement, the Issuer has agreed to confirm all orders for the purchase of the Securities accepted by the Issuer. In addition, the Issuer and/or third parties engaged by the Issuer may, from time to time, provide to the Dealer copies of Issuer letters, annual reports and other communications provided to the holders of the Securities. The Dealer agrees that, to the extent practicable and permitted by law, all confirmations, statements, communications and other information provided to or from the Issuer, the Dealer and/or their agents or customers may be provided electronically.

17.2 With respect to the Securities held through custodial accounts, the Dealer agrees and acknowledges that to the extent practicable and permitted by law, all confirmations, statements, communications and other information provided from the Issuer and/or its agents to the holders of the Securities may be provided solely to the custodian that is the registered owner of the Securities, rather than to the beneficial owners of the Securities. In such case, it shall be the responsibility of the custodian to distribute the information to the beneficial owners of the Securities.

17.3 The Dealer agrees and acknowledges that the Dealer may use an electronic platform to process subscriptions, including but not limited to, the Depository Trust Company (DTC) model. If an electronic platform is used, the Dealer agrees to cooperate with the processing of subscriptions through such an electronic platform if reasonably practical.

18. Successors and Assigns. No party shall assign this Agreement or any right, interest or benefit under this Agreement without the prior written consent of the other party. This Agreement shall be binding upon the Dealer and its respective successors and permitted assigns.

19. Termination. This Agreement is terminable by any party for any reason whatsoever or for no reason at any time upon written notice to the other parties. Such termination shall not affect the indemnification agreements set forth in Sections 9 and 10 or the contribution agreements set forth in Section 11.

20. Governing Law. This Agreement shall be governed by, subject to and construed in accordance with, the laws of the state of Utah without regard to conflict of law provisions.

21. Venue. Any action relating to or arising out of this Agreement shall be brought only in a court of competent jurisdiction located in Salt Lake County, Utah.

22. Severability. If any portion of this Agreement shall be held invalid or inoperative, then so far as is reasonable and possible (i) the remainder of this Agreement shall be considered valid and operative and (ii) effect shall be given to the intent manifested by the portion held invalid or inoperative.

23. Counterparts. This Agreement may be executed in 2 or more counterparts, each of which shall be deemed to be an original, and together which shall constitute one and the same instrument.

24. Modification or Amendment. This Agreement may not be modified or amended except by written agreement executed by the parties hereto.

25. Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and, (i) if sent to the Dealer, shall be mailed or delivered to [***], 365 Garden Grove Lane, Suite 100, Pleasant Grove, Utah 84062, and (ii) if sent to the Issuer, shall be mailed or delivered to Cottonwood Communities, Inc., 1245 East Brickyard Road, Suite 250, Salt Lake City, Utah 84106. The notice shall be deemed to be received on the date of its actual receipt by the party entitled thereto.

26. Parties. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto, the parties referred to in Sections 9, 10 and 11, their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under, in respect of, or by virtue of, this Agreement or any provision herein contained.

27. Delay. Neither the failure nor any delay on the part of any party to this Agreement to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall a waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any subsequent occurrence.

28. Recovery of Costs. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys’ fees and other costs incurred in that action or proceeding (and any additional proceeding for the enforcement of a judgment) in addition to any other relief to which it or they may be entitled.

29. Entire Agreement. This Agreement contains the entire understanding between the parties hereto and supersedes any prior understandings or written or oral agreements between them respecting the subject matter hereof.

30. Confirmation. The Issuer agrees to confirm all orders for purchase of Securities that are accepted by the Issuer and provide such confirmation to the Dealer. To the extent practicable and permitted by law, all such confirmations may be provided electronically.

31. Due Diligence. The Issuer will authorize a collection of information regarding the Offering (the “Due Diligence Information”), which collection the Issuer may amend and supplement from time to time, to be delivered to the Dealer (or its agent performing due diligence) in connection with its due diligence review of the Offering. In the event the Dealer (or its agent performing due diligence) requests access to additional information or otherwise wishes to conduct additional due diligence regarding the Offering, the Issuer will reasonably cooperate with the Dealer to accommodate such request. All Due Diligence Information received by the Dealer in connection with its due diligence review of the Offering is confidential and shall be maintained as confidential and not disclosed by the Dealer except to the extent such information is disclosed in the Memorandum.

IN WITNESS WHEREOF, this Agreement has been executed as of the Effective Date.

ISSUER:

Cottonwood Communities, Inc., a Maryland corporation

By:	/s/ Gregg Christensen
Name:	Gregg Christensen
Title:	Chief Legal Officer

DEALER:

[***], a Utah limited liability company

By:	/s/ [***]
Name:	[***]
Title:	CEO